CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS

We consent to the references to our firm in the Pre-Effective Amendment to the Registration Statement on Form N-1A of the New River Funds.



                                    ASHLAND PARTNERS & CO LLP
                                    /s/ ASHLAND PARTNERS & CO LLP

                                    3549 Lear Way, Suite 105
     September 22, 2003             Medford, OR  97504